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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                March 27, 2001
                                --------------
               Date of Report (Date of earliest event reported)




                                LaBarge, Inc.
                                -------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                (State or other jurisdiction of incorporation)



         001-05761                                           73-0574586
         ---------                                           ----------
 (Commission File Number)                                   (IRS Employer
                                                       Identification Number)


9900A Clayton Road, St. Louis, Missouri                       63124
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(Address of principal executive offices)                      (Zip Code)


                                (314) 997-0800
                                --------------
              Registrant's telephone number, including area code


                                     N/A
                                     ---
        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
         (c)       Exhibits
                   99.1 Text of slides to be shown during the Registrant's presentation on March 27, 2001
                   99.2   Press Release dated March 20, 2001


ITEM 9:  REGULATION FD

On March 28, 2001, certain members of the Registrant's management will meet with institutional investors and will make a slide presentation. The text of slides to be shown during the presentation is attached hereto and incorporated herein by reference as Exhibit 99.1 to this Form 8-K. On March 20, 2001, Registrant announced its anticipated third quarter results and provided further guidance for its fourth fiscal quarter in a press release a copy of which is attached hereto and incorporated herein.

The furnishing of this Exhibit is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information it contains includes material investor information that is not otherwise publicly available. Statements in Exhibit 99 that are not strictly historical are "forward-looking" statements within the meaning of the safe harbor provisions of the federal securities laws. Investors are cautioned that such statements are only predictions, and speak only as of March 28, 2001, the date of the presentation. The Registrant does not assume any obligation to update such information in the future. The Registrant's actual results in the future may differ materially from those projected in the forward-looking statements due to risks and uncertainties that exist in the Registrant's operations and business environment including, but not limited to: the impact of increasing competition or deterioration of economic conditions in LaBarge's markets; cutbacks in defense spending by the U.S. Government; the outcome of litigation the Company is party to; unexpected increases in the cost of raw materials, labor and other resources necessary to operate LaBarge's business; and the availability, amount, type and cost of financing for LaBarge and any changes to that financing.


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               LABARGE, INC.

Date:  March 27, 2001          By:  s/Donald H. Nonnenkamp
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                                Donald H. Nonnenkamp, Chief Financial Officer